UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	JANUARY 11, 2005

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA	L6T 5P6

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As disclosed in the registrant’s Annual Report on Form 10-K for the year ended December 31, 2003, in a letter, dated January 10, 2005, the members of Nortel’s core executive leadership team (each, a “Member”) affirmed their voluntary, unilateral and unconditional undertaking to (i) pay to Nortel an amount equal to the entire Return to Profitability (“RTP”) bonus paid to each such Member in 2003 (net of any taxes deducted at the source) regardless whether the profitability metrics associated with the RTP were met on a restated basis and (ii) not accept, and accordingly disclaim, any potential award of either the third or fourth tranches of 2003 Restricted Stock Units (regardless whether applicable financial targets for these bonuses were achieved). The Members indicated in their letter that, though they did not engage in the improper accounting activities identified by Nortel’s Audit Committee, they are taking the actions outlined above to make clear to Nortel’s employees, investors and others that such activities are unacceptable to them.

The following table sets forth the amount of the RTP bonus (the “RTP Amount”) to be paid by each Member:

Member	RTP Amount (Net)

BOLOURI, Chahram	Cdn. $891,697

COLLINS, Malcolm	GBP £395,409

DEBON, Pascal	U.S. $1,078,963

DeROMA, Nicholas	Cdn. $953,747

DONOVAN, Bill	U.S. $640,271

GIAMATTEO, John	U.S. $259,875

JOANNOU, Dion	U.S. $328,412

MAO, Robert	U.S. $627,500

McFADDEN, Brian	Cdn. $899,630

MUMFORD, Greg	Cdn. $921,500

PUSEY, Steve	GBP £473,173

SPRADLEY, Sue	U.S. $967,694

A copy of the letter is attached hereto as Exhibit 10.1.

Item 2.02 Results of Operations and Financial Condition

On January 11, 2005, the registrant issued a press release regarding the filing of its 2003 Annual Report on Form 10-K, which includes audited financial statements for the year 2003. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 2.02 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

10.1	Letter, dated January 10, 2005, to Mr. Lynton (Red) Wilson, the Chairman of the Board of Nortel Networks Corporation, from the indicated members of Nortel’s core executive leadership team.

99.1	Press Release issued by the registrant on January 11, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ William R. Kerr
William R. Kerr
Chief Financial Officer

By:	/s/ Gordon A. Davies
Gordon A. Davies
Assistant General Counsel – Securities and Corporate Secretary

Dated: January 11, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter, dated January 10, 2005, to Mr. Lynton (Red) Wilson, the Chairman of the Board of Nortel Networks Corporation, from the indicated members of Nortel’s core executive leadership team.

99.1	Press Release issued by the registrant on January 11, 2005.